AlphaCentric Real Income Fund

(formerly, the “AlphaCentric Strategic Income Fund”)

Class A: SiiaX Class C: SiicX Class I: SiiiX

(the “Fund”)

March 25, 2026

This information supplements certain information contained in the currently effective Prospectus and Summary Prospectus for the Fund, each dated August 1, 2025, as supplemented January 27, 2026.

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The following replaces the last three sentences of the fourth paragraph under the sections of the Fund’s Prospectus and Summary Prospectus entitled “FUND SUMMARY: ALPHACENTRIC REAL INCOME FUND -Principal Investment Strategies” and replaces the last three sentences of the seventh paragraph of the section of the Fund’s Prospectus entitled “ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS – PRINCIPAL INVESTMENT STRATEGIES – AlphaCentric Real Income Fund”:

“The Fund may invest in derivative instruments, specifically options, interest rate-linked futures, swap agreements, credit default swaps and forward currency contracts (collectively, “Derivatives”) to reduce exposure to, or “hedge” against, market volatilities and other risks. The Fund may also use Derivatives rather than investing directly in an underlying asset class, as a low-cost, effective means to gain exposure to such asset class.”

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You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus and the Statement of Additional Information for the Fund, each dated August 1, 2025, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-844-ACFUNDS (1-844-223-8637) or by writing to AlphaCentric Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.